CPG Vintage Access Fund III, LLC

Consolidated Schedule of Investments

June 30, 2024 (UNAUDITED)

Investment Funds (103.50%)	Acquisition Date	Cost	Fair Value
North America (103.50%)
Buyout (42.31%)
AlpInvest Co-Investment Fund (Onshore) VIII, L.P.(a)(b)(c)	12/31/2020	$28,452,138	$31,961,695
Apax X USD, L.P.(a)(b)(c)	3/17/2020	26,402,720	32,257,591
Blackstone Life Sciences V L.P.(a)(c)(d)	12/31/2019	4,448,083	6,026,989
NB Select Opportunities Fund III, L.P.(a)(b)(c)(e)	3/27/2020	11,474,044	18,337,133
Total Buyout		70,776,985	88,583,408

Credit (34.85%)
Ares Special Opportunities Fund, L.P.(a)(b)(c)	5/1/2020	4,431,924	12,411,254
Cerberus Residential Income Fund B, L.P.(a)(c)	6/30/2020	15,754,532	19,482,518
Fortress Lending Fund II (A) LP(a)(c)	11/30/2020	11,392,415	9,844,695
KKR Dislocation Opportunities (Domestic) Fund, L.P.(a)(c)	5/19/2020	5,401,277	5,567,220
Oaktree Opportunities Fund Xi, L.P.(a)(b)(c)	7/20/2020	20,703,233	25,660,828
Total Credit		57,683,381	72,966,516

Growth (26.34%)
Blackstone Growth L.P.(a)(c)(f)	12/15/2020	16,424,255	14,404,222
Foresite Capital Fund V, L.P.(a)(b)(c)	11/25/2020	13,124,000	14,731,299
Foresite Capital Opportunity Fund V, L.P.(a)(b)(c)	11/25/2020	2,958,000	3,469,334
KKR Health Care Strategic Growth Fund II SCSp(a)(c)	11/20/2020	7,781,961	7,482,907
Wellington Hadley Harbor Partners III, L.P.(a)(b)(c)	10/19/2020	17,074,777	15,043,982
Total Growth		57,362,993	55,131,744
Total North America		185,823,359	216,681,668

Total Investment Funds		$185,823,359	$216,681,668

Short-Term Investments (0.84%)	Cost	Fair Value
Money Market Funds (0.84%)
UMB Demand Deposit, 4.78%(g)	1,753,571	1,753,571

Total Money Market Funds	1,753,571	1,753,571

Total Short-Term Investments	$1,753,571	$1,753,571

Total Investments (104.34%)	$187,576,930	218,435,239
Liabilities in Excess of Other Assets (-4.34%)		(9,087,343)
Net Assets (100.00%)		$209,347,896

See Note 3 in the accompanying Notes to the Consolidated Financial Statements.
(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $216,681,668, which represents 103.50% of net assets as of June 30, 2024.
(b)	Non-income producing security.
(c)	The Fund held unfunded commitments in the investment as of June 30, 2024. (See Note 3 in the accompanying Notes to Consolidated Financial Statements).
(d)	Security is held by CPG VA Acquisition Fund III, LLC.
(e)	Security is held by CPG VA Acquisition Fund III No.2, LLC.
(f)	Security is held by CPG VA Acquisition Fund III No. 3, LLC.
(g)	The rate shown is the annualized 7-day yield as of June 30, 2024.

See accompanying Notes to Financial Statements.

CPG Vintage Access Fund III, LLC
SUMMARY OF INVESTMENTS (AS A PERCENTAGE OF TOTAL NET ASSETS)
Investment Funds
North America
Buyout	42.31%
Credit	34.85%
Growth	26.34%
Total North America	103.50%
Total Investments in Investment Funds	103.50%

Short-Term Investments
Money Market Funds	0.84%
Total Investments in Short-Term Investments	0.84%

Total Investments at Fair Value	104.34%
Liabilities in Excess of Other Assets	-4.34%
Net Assets	100.00%

CPG VINTAGE ACCESS FUND III, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2024 (UNAUDITED)

The following is a summary of significant accounting policies followed by CPG Vintage Access Fund III, LLC (the “Fund”) in the preparation of its Consolidated Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 – unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 – inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 – significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient in accordance with ASC 820.

The Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, Central Park Advisers, LLC (the “Adviser”) as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Adviser. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee oversees the valuation process of the Fund’s investments. The Valuation Committee meets on a quarterly basis and reports to the Board on a quarterly basis. ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain conditions are met. As such, the Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $216,681,668 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of June 30, 2024. Investments in Investment Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2024, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments
Short-Term Investments	$1,753,571	$–	$–	$1,753,571
Total Investments	$1,753,571	$–	$–	$1,753,571